Exhibit 99.1

March 31, 2022
FOR IMMEDIATE RELEASE

BlackBerry Reports Fourth Quarter Fiscal Year 2022 Results
Delivers another record quarter for design-related revenue for IoT, both sequential and year over year billings growth for Cybersecurity, as well as positive operating cash flow and net profit

Fourth Quarter Fiscal 2022:
•Total company revenue of $185 million.
•IoT revenue of $52 million.
•Cybersecurity revenue of $122 million.
•Licensing & Other revenue of $11 million.
•Net cash generated from operations of $10 million.
•Non-GAAP basic earnings per share of $0.01, GAAP basic earnings per share of $0.25 and GAAP diluted loss per share of $0.03.
Fiscal Year 2022:
•Total company revenue of $718 million.
•Non-GAAP basic loss per share of $0.10, GAAP basic earnings per share of $0.02 and GAAP diluted loss per share of $0.31.

Waterloo, Ontario - BlackBerry Limited (NYSE: BB; TSX: BB) today reported financial results for the three months and fiscal year ended February 28, 2022 (all figures in U.S. dollars and U.S. GAAP, except where otherwise indicated).

“We’re pleased with the progress that BlackBerry made this quarter. The IoT business recorded its first $50m-plus revenue quarter since the start of the pandemic. In addition to overcoming a number of industry-wide challenges, such as supply chain constraints and the war in Ukraine, the QNX business set another record for quarterly design-related revenue, demonstrating both strong fundamentals and momentum for the business,” said John Chen, Executive Chairman & CEO, BlackBerry. “We’re also excited about the prospects for the Cybersecurity business given another quarter of billings growth and further strengthening of the team with industry expertise in both sales and product development. The key components are in place, and we expect continued billings momentum this year. Following the demonstration of our BlackBerry IVY edge-to-cloud data platform on auto-grade hardware at CES, we have secured a number of Proof-of-Concept trials.”

Fourth Quarter Fiscal 2022 Financial Highlights
•Total company revenue was $185 million.
•Total company non-GAAP gross margin was 68% and GAAP gross margin was 67%.

•IoT revenue was $52 million, with gross margin of 85% and ARR of $93 million, an 11% increase year-over-year.
•Cybersecurity revenue was $122 million, with gross margin of 61% and ARR of $347 million.
•Licensing and Other revenue was $11 million, with gross margin of 55%.
•Non-GAAP operating profit was $8 million. GAAP operating profit was $146 million.
•Total cash, cash equivalents, short-term and long-term investments were $770 million.
•Total net cash position was $405 million.
•Net cash generated from operating activities was $10 million.

Business Highlights & Strategic Announcements
IoT:
•BlackBerry QNX records a record number of new design wins in a quarter: 17 in Auto and 28 in the General Embedded Market (GEM).
•BlackBerry announces first BlackBerry IVY™ proof-of-concept, or POC, trial with PATEO, a leading Chinese tier 1 supplier, and a Chinese electric vehicle automaker to integrate IVY into a digital cockpit.
•BlackBerry and Marelli expand collaboration in China with BlackBerry QNX® Neutrino® RTOS and BlackBerry QNX® Hypervisor selected to power next generation cockpit technology.
•BlackBerry® QNX® real time operating system selected by Critical Software as the foundation for a railway protection system for Portugal’s national rail network.
•BlackBerry® Jarvis® enhanced to include standardized reporting that enables compliance with the U.S. government’s recent Executive Order relating to the software bill of materials.

Cybersecurity:
•BlackBerry receives maximum AAA rating from SE Labs following their Enterprise Advanced Security Test that used real-world hacking tactics against BlackBerry® Protect and BlackBerry® Optics.
•BlackBerry® SecuSUITE® encrypted communication solution endorsed for NATO use by the NSAB.
•BlackBerry® AtHoc® is being deployed, in partnership with TELUS, by all municipalities and the regional police in Niagara, Canada, displacing a key competitor’s solution.
•BlackBerry releases annual threat report, highlighting a cybercriminal underground which has been optimized to better target small local businesses.

Outlook
BlackBerry will provide fiscal year 2023 outlook in connection with the quarterly earnings announcement on its earnings conference call. The earnings call transcript will be made available on our website and on SEDAR.

Use of Non-GAAP Financial Measures
The tables at the end of this press release include a reconciliation of the non-GAAP financial measures and non-GAAP financial ratios used by the company to comparable U.S. GAAP measures and an explanation of why the company uses them.

Conference Call and Webcast
A conference call and live webcast will be held today beginning at 5:30 p.m. ET, which can be accessed by dialing +1 (877) 761-5600 or by logging on at BlackBerry.com/Investors.

A replay of the conference call will also be available at approximately 8:30 p.m. ET by dialing +1 (800) 770-2030 and entering Conference ID #1566649 and at the link above.

About BlackBerry
BlackBerry (NYSE: BB; TSX: BB) provides intelligent security software and services to enterprises and governments around the world. The company secures more than 500M endpoints including more than 195M vehicles. Based in Waterloo, Ontario, the company leverages AI and machine learning to deliver innovative solutions in the areas of cybersecurity, safety and data privacy, and is a leader in the areas of endpoint security, endpoint management, encryption, and embedded systems. BlackBerry’s vision is clear - to secure a connected future you can trust.

BlackBerry. Intelligent Security. Everywhere.
For more information, visit BlackBerry.com and follow @BlackBerry.

Investor Contact:
BlackBerry Investor Relations
+1 (519) 888-7465
investorrelations@blackberry.com

Media Contact:
BlackBerry Media Relations
+1 (519) 597-7273
mediarelations@blackberry.com

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This news release contains forward-looking statements within the meaning of certain securities laws, including under the U.S. Private Securities Litigation Reform Act of 1995 and applicable Canadian securities laws, including statements regarding BlackBerry’s plans, strategies and objectives including its expectations with respect to increasing and enhancing its product and service offerings.

The words “expect”, “anticipate”, “estimate”, “may”, “will”, “should”, “could”, “intend”, “believe”, “target”, “plan” and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are based on estimates and assumptions made by BlackBerry in light of its experience and its perception of historical trends, current conditions and expected future developments, as well as other factors that BlackBerry believes are appropriate in the circumstances, including but not limited to, BlackBerry’s expectations regarding its business, strategy, opportunities and prospects, the launch of new products and services, general economic conditions, the ongoing COVID-19 pandemic, the Russia Ukraine conflict, competition, and BlackBerry’s expectations regarding its financial performance. Many factors could cause BlackBerry’s actual results, performance or achievements to differ materially from those expressed or implied by the forward-looking statements, including, without limitation, risks related to the following factors: BlackBerry’s ability to enhance, develop, introduce or monetize products and services for the enterprise market in a timely manner with competitive pricing, features and performance; BlackBerry’s ability to maintain or expand its customer base for its software and services offerings to grow revenue or achieve sustained profitability; the intense competition faced by BlackBerry; the occurrence or perception of a breach of BlackBerry’s network cybersecurity measures, or an inappropriate disclosure of confidential or personal information; the failure or perceived failure of BlackBerry’s solutions to detect or prevent security vulnerabilities; BlackBerry’s continuing ability to attract new personnel, retain existing key personnel and manage its staffing effectively; litigation against BlackBerry; BlackBerry’s dependence on its relationships with resellers and channel partners; acquisitions, divestitures and other business initiatives; the impact of the COVID-19 pandemic; network disruptions or other business interruptions; BlackBerry’s ability to foster an ecosystem of third-party application developers; BlackBerry’s products and services being dependent upon interoperability with rapidly changing systems provided by third parties; BlackBerry’s ability to obtain rights to use third-party software and its use of open source software; failure to protect BlackBerry’s intellectual property and to earn expected revenues from intellectual property rights; BlackBerry being found to have infringed on the intellectual property rights of others; the substantial asset risk faced by BlackBerry, including the potential for charges related to its long-lived assets and goodwill; BlackBerry’s indebtedness; tax provision changes, the adoption of new tax legislation or exposure to additional tax liabilities; the use and management of user data and personal information; government regulations applicable to BlackBerry’s products and services, including products containing encryption capabilities; environmental, social and governance expectations and standards; the failure of BlackBerry’s suppliers, subcontractors, channel partners and representatives to use acceptable ethical business practices or comply with applicable laws; regulations regarding health and safety, hazardous materials usage and conflict minerals; foreign operations, including fluctuations in foreign currencies; adverse economic, geopolitical and environmental conditions; the fluctuation of BlackBerry’s quarterly revenue and operating results; the volatility of the market price of BlackBerry’s common shares; and rising inflation.

These risk factors and others relating to BlackBerry are discussed in greater detail in BlackBerry’s Annual Report on Form 10-K and the “Cautionary Note Regarding Forward-Looking Statements” section of BlackBerry’s MD&A (copies of which filings may be obtained at www.sedar.com or www.sec.gov). All of these factors should be considered carefully, and readers should not place undue reliance on BlackBerry’s forward-looking statements. Any statements that are forward-looking statements are intended to enable BlackBerry’s shareholders to view the anticipated performance and prospects of BlackBerry from management’s perspective at the time such statements are made, and they are subject to the risks that are inherent in all forward-looking statements, as described above, as well as difficulties in forecasting BlackBerry’s financial results and performance for future periods, particularly over longer periods, given changes in technology and BlackBerry’s business strategy, evolving industry standards, intense competition and short product life cycles that characterize the industries in which BlackBerry operates. Any forward-looking statements are made only as of today and the company has no intention and undertakes no obligation to update or revise any of them, except as required by law.

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BlackBerry Limited
Incorporated under the Laws of Ontario
(United States dollars, in millions except share and per share amounts) (unaudited)

Consolidated Statements of Operations

	Three Months Ended			For the Years Ended
	February 28, 2022	November 30, 2021	February 28, 2021	February 28, 2022	February 28, 2021
Revenue	$185	$184	$210	$718	$893
Cost of sales	61	67	58	251	250
Gross margin	124	117	152	467	643
Gross margin %	67.0%	63.6%	72.4%	65.0%	72.0%
Operating expenses
Research and development	47	57	48	219	215
Selling, marketing and administration	64	77	92	297	344
Amortization	32	42	45	165	182
Impairment of goodwill	—	—	—	—	594
Impairment of long-lived assets	—	—	22	—	43
Debentures fair value adjustment	(165)	(110)	258	(212)	372
	(22)	66	465	469	1,750
Operating income (loss)	146	51	(313)	(2)	(1,107)
Investment income (loss), net	(1)	25	—	21	(6)
Income (loss) before income taxes	145	76	(313)	19	(1,113)
Provision for (recovery of) income taxes	1	2	2	7	(9)
Net income (loss)	$144	$74	$(315)	$12	$(1,104)
Earnings (loss) per share
Basic	$0.25	$0.13	$(0.56)	$0.02	$(1.97)
Diluted	$(0.03)	$(0.05)	$(0.56)	$(0.31)	$(1.97)

Weighted-average number of common shares outstanding (000s)
Basic	575,883	571,138	566,089	570,607	561,305
Diluted	636,716	631,971	566,089	631,440	561,305
Total common shares outstanding (000s)	576,228	573,667	565,505	576,228	565,505

BlackBerry Limited
Incorporated under the Laws of Ontario
(United States dollars, in millions) (unaudited)

Consolidated Balance Sheets

	As at
	February 28, 2022	February 28, 2021
Assets
Current
Cash and cash equivalents	$378	$214
Short-term investments	334	525
Accounts receivable, net of allowance of $4 and $10, respectively	138	182
Other receivables	25	25
Income taxes receivable	9	10
Other current assets	159	50
	1,043	1,006
Restricted cash equivalents and restricted short-term investments	28	28
Long-term investments	30	37
Other long-term assets	9	16
Operating lease right-of-use assets, net	50	63
Property, plant and equipment, net	41	48
Goodwill	844	849
Intangible assets, net	522	771
	$2,567	$2,818
Liabilities
Current
Accounts payable	$22	$20
Accrued liabilities	157	178
Income taxes payable	11	6
Deferred revenue, current	207	225
	397	429
Deferred revenue, non-current	37	69
Operating lease liabilities	66	90
Other long-term liabilities	4	6
Long-term debentures	507	720
	1,011	1,314
Shareholders’ equity
Capital stock and additional paid-in capital	2,869	2,823
Deficit	(1,294)	(1,306)
Accumulated other comprehensive loss	(19)	(13)
	1,556	1,504
	$2,567	$2,818

BlackBerry Limited
Incorporated under the Laws of Ontario
(United States dollars, in millions) (unaudited)
Consolidated Statements of Cash Flows

	For the Years Ended
	February 28, 2022	February 28, 2021
Cash flows from operating activities
Net income (loss)	$12	$(1,104)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Amortization	176	198
Stock-based compensation	36	44
Gain on sale of investment	(22)	—
Impairment of goodwill	—	594
Impairment of long-lived assets	—	43
Debentures fair value adjustment	(212)	372
Operating leases	(16)	(4)
Other	(3)	(5)
Net changes in working capital items
Accounts receivable, net of allowance	44	29
Other receivables	—	(11)
Income taxes receivable	1	(4)
Other assets	15	55
Accounts payable	2	(11)
Accrued liabilities	(16)	(20)
Income taxes payable	5	(15)
Deferred revenue	(50)	(79)
Net cash provided by (used in) operating activities	(28)	82
Cash flows from investing activities
Acquisition of long-term investments	(1)	(5)
Proceeds on sale, maturity or distribution from long-term investments	35	—
Acquisition of property, plant and equipment	(8)	(8)
Acquisition of intangible assets	(31)	(36)
Acquisition of short-term investments	(916)	(1,039)
Acquisition of restricted short-term investments	—	(24)
Proceeds on sale or maturity of restricted short-term investments	24	—
Proceeds on sale or maturity of short-term investments	1,104	1,047
Net cash provided by (used in) investing activities	207	(65)
Cash flows from financing activities
Issuance of common shares	10	19
Payment of finance lease liability	—	(1)
Repurchase of 3.75% Debentures	—	(610)
Issuance of 1.75% Debentures	—	365
Net cash provided by (used in) financing activities	10	(227)
Effect of foreign exchange gain (loss) on cash, cash equivalents, restricted cash, and restricted cash equivalents	(1)	2
Net increase (decrease) in cash, cash equivalents, restricted cash, and restricted cash equivalents during the period	188	(208)
Cash, cash equivalents, restricted cash, and restricted cash equivalents, beginning of period	218	426
Cash, cash equivalents, restricted cash, and restricted cash equivalents, end of period	$406	$218

As at	February 28, 2022	February 28, 2021
Cash and cash equivalents	$378	$214
Restricted cash equivalents and restricted short-term investments	28	28
Short-term investments	334	525
Long-term investments	30	37
	$770	$804

Reconciliations of the Company’s Segment Results to the Consolidated Results
The following table shows information by operating segment for the three months ended February 28, 2022 and February 28, 2021. The Company reports segment information in accordance with U.S. GAAP Accounting Standards Codification Section 280 based on the “management” approach. The management approach designates the internal reporting used by the Chief Operating Decision Maker for making decisions and assessing performance of the Company’s reportable operating segments.

	For the Three Months Ended (in millions) (unaudited)
	Cybersecurity		IoT		Licensing and Other		Segment Totals
	February 28,		February 28,		February 28,		February 28,
	2022	2021	2022	2021	2022	2021	2022	2021
Segment revenue	$122	$122	$52	$38	$11	$50	$185	$210
Segment cost of sales	47	46	8	5	5	6	60	57
Segment gross margin	$75	$76	$44	$33	$6	$44	$125	$153
Segment gross margin %	61%	62%	85%	87%	55%	88%	68%	73%
The following table reconciles the Company’s segment results for the three months ended February 28, 2022 to consolidated U.S. GAAP results:

	For the Three Months Ended February 28, 2022
	(in millions) (unaudited)
	Cybersecurity	IoT	Licensing and Other	Segment Totals	Reconciling Items	Consolidated U.S. GAAP
Revenue	$122	$52	$11	$185	$—	$185
Cost of sales (1)	47	8	5	60	1	61
Gross margin	$75	$44	$6	$125	$(1)	$124
Operating expenses					(22)	(22)
Investment loss, net					1	1
Income before income taxes						$145
______________________________
(1) See “Reconciliation of Non-GAAP Measures with the Nearest Comparable U.S. GAAP Measures” for a reconciliation of selected U.S. GAAP-based measures to adjusted measures for the three months ended February 28, 2022.
The following table reconciles the Company’s segment results for the three months ended February 28, 2021 to consolidated U.S. GAAP results:

	For the Three Months Ended February 28, 2021
	(in millions) (unaudited)
	Cybersecurity	IoT	Licensing and Other	Segment Totals	Reconciling Items	Consolidated U.S. GAAP
Revenue	$122	$38	$50	$210	$—	$210
Cost of sales (1)	46	5	6	57	1	58
Gross margin	$76	$33	$44	$153	$(1)	$152
Operating expenses					465	465
Loss before income taxes						$(313)
______________________________
(1) See “Reconciliation of Non-GAAP Measures with the Nearest Comparable U.S. GAAP Measures” for a reconciliation of selected U.S. GAAP-based measures to adjusted measures for the three months ended February 28, 2021.

Reconciliation of Non-GAAP Measures with the Nearest Comparable U.S. GAAP Measures
In the Company’s internal reports, management evaluates the performance of the Company’s business on a non-GAAP basis by excluding the impact of certain items below from the Company’s U.S. GAAP financial results. The Company believes that these non-GAAP financial measures and non-GAAP ratios provide management, as well as readers of the Company’s financial statements with a consistent basis for comparison across accounting periods and is useful in helping management and readers understand the Company’s operating results and underlying operational trends. In the first quarter of fiscal 2022, the Company discontinued its use of software deferred revenue acquired and software deferred commission expense acquired adjustments in its non-GAAP financial measures due to the quantitative decline in the adjustments over time. For purposes of comparability, the Company’s non-GAAP financial measures for the three months ended and year ended February 28, 2021 have been updated to conform to the current year’s presentation.
Readers are cautioned that adjusted gross margin, adjusted gross margin percentage, adjusted operating expense, adjusted net income (loss), adjusted income (loss) per share, adjusted research and development expense, adjusted selling, marketing and administrative expense, adjusted amortization expense, adjusted operating income (loss), adjusted EBITDA, adjusted operating income (loss) margin percentage, adjusted EBITDA margin percentage and free cash flow (usage) and similar measures do not have any standardized meaning prescribed by U.S. GAAP and are therefore unlikely to be comparable to similarly titled measures reported by other companies. These non-GAAP financial measures should be considered in the context of the U.S. GAAP results.
Reconciliation of non-GAAP based measures with most directly comparable U.S. GAAP based measures for the three months ended February 28, 2022 and February 28, 2021
A reconciliation of the most directly comparable U.S. GAAP financial measures for the three months ended February 28, 2022 and February 28, 2021 to adjusted financial measures is reflected in the table below:

For the Three Months Ended (in millions)	February 28, 2022	February 28, 2021
Gross margin	$124	$152
Stock compensation expense	1	1
Adjusted gross margin	$125	$153

Gross margin %	67.0%	72.4%
Stock compensation expense	0.6%	0.5%
Adjusted gross margin %	67.6%	72.9%
Reconciliation of U.S. GAAP operating expense (income) for the three months ended February 28, 2022 and February 28, 2021 to adjusted operating expense is reflected in the table below:

For the Three Months Ended (in millions)	February 28, 2022	February 28, 2021
Operating expense (income)	$(22)	$465
Stock compensation expense	4	16
Debentures fair value adjustment	(165)	258
Acquired intangibles amortization	22	32
LLA impairment charge	—	22
Adjusted operating expense	$117	$137

Reconciliation of U.S. GAAP net income (loss) and U.S. GAAP basic earnings (loss) per share for the three months ended February 28, 2022 and February 28, 2021 to adjusted net income and adjusted basic earnings per share is reflected in the table below:

For the Three Months Ended (in millions, except per share amounts)	February 28, 2022		February 28, 2021
		Basic earnings per share		Basic earnings (loss) per share
Net income (loss)	$144	$0.25	$(315)	$(0.56)
Stock compensation expense	5		17
Debentures fair value adjustment	(165)		258
Acquired intangibles amortization	22		32
LLA impairment charge	—		22
Adjusted net income	$6	$0.01	$14	$0.02
Reconciliation of U.S. GAAP research and development, selling, marketing and administration, and amortization expense for the three months ended February 28, 2022 and February 28, 2021 to adjusted research and development, selling, marketing and administration, and amortization expense is reflected in the table below:

For the Three Months Ended (in millions)	February 28, 2022	February 28, 2021
Research and development	$47	$48
Stock compensation expense	2	3
Adjusted research and development	$45	$45

Selling, marketing and administration	$64	$92
Stock compensation expense	2	13
Adjusted selling, marketing and administration	$62	$79

Amortization	$32	$45
Acquired intangibles amortization	22	32
Adjusted amortization	$10	$13

Adjusted operating income, adjusted EBITDA, adjusted operating income margin percentage and adjusted EBITDA margin percentage for the three months ended February 28, 2022 and February 28, 2021 are reflected in the table below. These are non-GAAP financial measures and non-GAAP ratios that do not have any standardized meaning as prescribed by U.S. GAAP and are therefore unlikely to be comparable to similar measures presented by other companies.

For the Three Months Ended (in millions)	February 28, 2022	February 28, 2021
Operating income (loss)	$146	$(313)
Non-GAAP adjustments to operating income (loss)
Stock compensation expense	5	17
Debentures fair value adjustment	(165)	258
Acquired intangibles amortization	22	32
LLA impairment charge	—	22
Total non-GAAP adjustments to operating income (loss)	(138)	329
Adjusted operating income	8	16
Amortization	34	49
Acquired intangibles amortization	(22)	(32)
Adjusted EBITDA	$20	$33

Revenue	$185	$210
Adjusted operating income margin % (1)	4%	8%
Adjusted EBITDA margin % (2)	11%	16%
______________________________
(1) Adjusted operating income margin % is calculated by dividing adjusted operating income by revenue
(2) Adjusted EBITDA margin % is calculated by dividing adjusted EBITDA by revenue

Reconciliation of non-GAAP based measures with most directly comparable U.S. GAAP based measures for the years ended February 28, 2022 and February 28, 2021
A reconciliation of the most directly comparable U.S. GAAP financial measures for the years ended February 28, 2022 and February 28, 2021 to adjusted financial measures is reflected in the table below:

For the Fiscal Years Ended (in millions)	February 28, 2022	February 28, 2021
Gross margin	$467	$643
Stock compensation expense	4	5
Adjusted gross margin	$471	$648

Gross margin %	65.0%	72.0%
Stock compensation expense	0.6%	0.6%
Adjusted gross margin %	65.6%	72.6%

Operating expense	$469	$1,750
Restructuring charges	—	2
Stock compensation expense	26	47
Debentures fair value adjustment	(212)	372
Acquired intangibles amortization	115	129
Goodwill impairment charge	—	594
LLA impairment charge	—	43
Adjusted operating expense	$540	$563
Reconciliation of U.S. GAAP net income (loss) and U.S. GAAP basic earnings (loss) per share for the years ended February 28, 2022 and February 28, 2021 to adjusted net income (loss) and adjusted basic earnings (loss) per share is reflected in the table below:

For the Fiscal Years Ended (in millions, except per share amounts)	February 28, 2022		February 28, 2021
		Basic earnings (loss) per share		Basic earnings (loss) per share
Net income (loss)	$12	$0.02	$(1,104)	$(1.97)
Restructuring charges	—		2
Stock compensation expense	30		52
Debentures fair value adjustment	(212)		372
Acquired intangibles amortization	115		129
Goodwill impairment charge	—		594
LLA impairment charge	—		43
Adjusted net income (loss)	$(55)	$(0.10)	$88	$0.16

Reconciliation of U.S. GAAP research and development, selling, marketing and administration, and amortization expense for the years ended February 28, 2022 and February 28, 2021 to adjusted research and development, selling, marketing and administration, and amortization expense is reflected in the table below:

For the Fiscal Years Ended (in millions)	February 28, 2022	February 28, 2021
Research and development	$219	$215
Stock compensation expense	8	11
Adjusted research and development	$211	$204

Selling, marketing and administration	$297	$344
Restructuring charges	—	2
Stock compensation expense	18	36
Adjusted selling, marketing and administration	$279	$306

Amortization	$165	$182
Acquired intangibles amortization	115	129
Adjusted amortization	$50	$53
Adjusted operating income (loss), adjusted EBITDA, adjusted operating income (loss) margin percentage and adjusted EBITDA margin percentage for the years ended February 28, 2022 and February 28, 2021 are reflected in the table below.

For the Fiscal Years Ended (in millions)	February 28, 2022	February 28, 2021
Operating loss	$(2)	$(1,107)
Non-GAAP adjustments to operating loss
Restructuring charges	—	2
Stock compensation expense	30	52
Debentures fair value adjustment	(212)	372
Acquired intangibles amortization	115	129
Goodwill impairment charge	—	594
LLA impairment charge	—	43
Total non-GAAP adjustments to operating loss	(67)	1,192
Adjusted operating income (loss)	(69)	85
Amortization	176	198
Acquired intangibles amortization	(115)	(129)
Adjusted EBITDA	$(8)	$154

Revenue	$718	$893
Adjusted operating income (loss) margin % (1)	(10%)	10%
Adjusted EBITDA margin % (2)	(1%)	17%
______________________________
(1) Adjusted operating income (loss) margin % is calculated by dividing adjusted operating income (loss) by revenue
(2) Adjusted EBITDA margin % is calculated by dividing adjusted EBITDA by revenue

The Company uses free cash flow when assessing its sources of liquidity, capital resources, and quality of earnings. The Company believes that free cash flow is helpful in understanding the Company’s capital requirements and provides an additional means to reflect the cash flow trends in the Company’s business.
Reconciliation of U.S. GAAP net cash provided by operating activities for the three months ended February 28, 2022 and February 28, 2021 to free cash flow is reflected in the table below:

For the Three Months Ended (in millions)	February 28, 2022	February 28, 2021
Net cash provided by operating activities	$10	$51
Acquisition of property, plant and equipment	(2)	(3)
Free cash flow	$8	$48
Reconciliation of U.S. GAAP net cash provided by (used in) operating activities for the years ended February 28, 2022 and February 28, 2021 to free cash flow (usage) is reflected in the table below:

For the Fiscal Years Ended (in millions)	February 28, 2022	February 28, 2021
Net cash provided by (used in) operating activities	$(28)	$82
Acquisition of property, plant and equipment	(8)	(8)
Free cash flow (usage)	$(36)	$74

Key Metrics
The Company regularly monitors a number of financial and operating metrics, including the following key metrics, in order to measure the Company’s current performance and estimate future performance. Readers are cautioned that annual recurring revenue (“ARR”), dollar-based net retention rate (“DBNRR”), and recurring revenue percentage do not have any standardized meaning and are unlikely to be comparable to similarly titled measures reported by other companies.

For the Three Months Ended (in millions)	February 28, 2022
Annual Recurring Revenue
Cybersecurity	$347
IoT	$93
Dollar-Based Net Retention Rate
Cybersecurity	91%
Recurring Software Product Revenue	~ 80%